UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported) January 30, 2004

Commission file number: 0-23605
______________________

(exact name of registrant as specified in its charter)

        Tennessee                        62-1721072
(State or other jurisdiction of incorporation)                          (I.R.S. Employer Identification No.)

114 West College Street
Murfreesboro, Tennessee 37130
(Address of Registrant’s principal executive office)

(615) 893-1234
(Registrant’s telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c.)   Exhibits
      99.1  Press Release dated January 30, 2004

ITEM 9.   REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

On January 30, 2004, Cavalry Bancorp, Inc. (the "Company") issued a press release reporting financial results for the year ended December 31, 2003 (the "Press Release"). A copy of the Press Release is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference. The information being furnished under Item 9 of this Report shall not be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.
Item 12 of Form 8-K, "Results of Operations and Financial Condition," requires the Company to furnish the Press Release to the Securities and Exchange Commission. In accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216, the Company is furnishing the Press Release required by Item 12 under Item 9 of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVALRY BANCORP, INC.

Date: January 30, 2004	By:
Hillard C. Gardner
Senior Vice President and Chief Financial Officer